Exhibit 99.1

PRPM 2022 INV1	Mortgage Loan Sale Executive Summary Report

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INFINITY BIOGRAPHY

Infinity IPS, Inc. is a privately held firm offering trusted financial products and services to capital markets participants. Founded in 2003, by a group of experienced mortgage due diligence executives, Infinity was started with a simple mission: To provide an independent, innovative, reliable and transparent work product, backed by an unsurpassed level of customer service. As a third-party reviewer, our independence, integrity, depth of expertise, and approach to due diligence and credit risk management provides clients the highest degree of hands-on oversight and participation when buying or selling pools, securitizing loans, or managing loans and securitizations over time.

Our rigorous, high touch approach to due diligence reviews provides all data necessary in the provision of an asset due diligence, risk retention, loss mitigation and forensic analysis services for all classes or mortgage products, consumer lending products, and more. Our mission is to provide an independent, innovative, reliable and transparent work product, backed by an unsurpassed level of customer service.

As a rating agency reviewed third-party due diligence provider, Infinity prides itself on meeting the standards of S&P, Fitch, Kroll, and DBRS Morningstar. Infinity is a privately-owned business and is headquartered in Rockville, MD with an underwriting facility in Tampa, FL.

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Description of the due diligence performed

(1) Type of assets that were reviewed.

Infinity IPS, Inc. (“Infinity”) performed due diligence services as described below (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by PRP V AIV Holdings, L.P. (“Client”) and were reviewed by Infinity on behalf of the Client. The mortgage loans were reviewed via files imaged and provided by the Client.

The Review population is comprised of fifty three (53) mortgage loans that were originally reviewed in March 2022.

(2) Sample size of the assets reviewed.

The mortgage loan review was broken down into the following review scopes:

●	“Compliance Review”:	53 Mortgage Loans
●	“Credit Review”:	53 Mortgage Loans
●	“Property Review”	53 Mortgage Loans
●	“Data Integrity”	53 Mortgage Loans

(3) Determination of the sample size and computation.

Infinity is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by Infinity.

(4) Quality or integrity of information or data about the assets: review and methodology.

For fifty three (53) mortgage loans, Infinity compared data fields on the data tape provided by Client to the data found in the actual file as captured by Infinity. This comparison, when data was available, included the following data fields:

Last Name	Loan Amount	Negative Amortization Flag	Sale Price
First Name	First Payment Date	IO Term	LTV
Occupancy	Original Rate	PP Terms	CLTV
Purpose	Original P&I	PP Months	Note Date
Address	Interest Only Flag	Next Rate Change Date	Current P&I
City	Margin	First Payment Change Date	Rate Index
State	1st Rate Change Date	Next Payment Change Date	Amortization Term
Zip	Prepay Months	Reset Frequency	Deferred Balance
Documentation Type	Next Due Date	Rounding Code	Balloon Fag
Lien Position	Property Units	Lookback Period	Borrower SSN
Credit Score	Maturity Date	Initial Roll Cap	Co-Borrower SSN
DTI	Mod Flag	Periodic Rate Cap
Property Type	Mod Date	Life Rate Cap
Appraised Value	Current Rate	Life Rate Floor

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Infinity conducted a credit review for fifty three (53) mortgage loans. At that time, Infinity reviewed the asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to Infinity and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

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The loans were originated to WMB Portfolio (DSCR) Underwriting Guidelines.

Credit Application: For the Credit Application, Infinity verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history

Credit Report: Infinity’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, Infinity: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered date required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: Infinity determined whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Asset Review: Infinity assessed whether the asset documentation required by the guidelines, and as applicable, was present in the mortgage loan file. Utilizing this documentation, Infinity completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by Infinity. During the course of this review, Infinity (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched guidelines, (iv) reviewed the tax certificate to verify that taxes were correct, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Occupancy Review: Infinity confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, Infinity confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) property DSCR in lieu of a traditional DTI calculation due to the nature of the investor business purpose mortgage loan type , (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

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Fraud Review: Infinity reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Infinity conditioned the mortgage loan for the missing fraud report product.

If a report was present, Infinity reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, Infinity confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: Infinity’s review included a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: Infinity also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area(s) listed as a FEMA disaster zone post origination.

(6) Value of collateral securing the assets: review and methodology.

Infinity conducted a review of the value of the underlying collateral at the time of its initial review for fifty three (53) mortgage loans. For these fifty three (53) mortgage loans, Infinity reviewed the mortgage loans to ensure the value of the collateral securing the assets met applicable underwriting guidelines.

Infinity’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. Infinity’s review included verifying the appraisal report was ((i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (v) made and signed prior to the final approval of the mortgage loan application, (vi) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, Infinity’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of Infinity’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying client of same (iv) confirming the appraisal

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report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to Infinity or if it was not directly accessible that another valuation product that was directly accessible to Infinity was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, Infinity confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, Infinity created an exception and worked with the client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Infinity’s review resulted in a variance of more than 10% then the client was notified of such variance and a second independent valuation product was ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Infinity completed a Compliance Review on fifty three (53) mortgage loans. The extent of the compliance review was to verify that the mortgage loans were business purpose investor loans which are exempt to further compliance testing. For clarification purposes, a compliance grade of A signifies that the mortgage loans reviewed were business purpose loans.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSRO listed in Item 3 of the ABS Due Diligence 15E.

OVERALL RESULTS SUMMARY (53 Mortgage Loans)

Infinity’s review to NRSRO grading requirements covers fifty three (53) mortgage loans. Within those mortgage loans, Infinity graded fifty three (53) mortgage loans as “B”.

NRSRO Grade	#	#	#	#
	Compliance	Credit	Property	Overall
A	53	1	9	0
B	0	52	44	53
C	0	0	0	0
D	0	0	0	0

NRSRO Grade	#	#	#	#
	Compliance	Credit	Property	Overall
A	100.00%	1.89%	16.98%	0.00%
B	0.00%	98.11%	83.02%	100.00%
C	0.00%	0.00%	0.00%	0.00%
D	0.00%	0.00%	0.00%	0.00%

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TAPE INTEGRITY REVIEW RESULTS SUMMARY (53 Mortgage Loans)

Of the fifty three (53) mortgage loans reviewed, 17 (32.08%) mortgage loans had tape discrepancies across eight (8) unique data field.

Field Label	# Variances	# Loans	% # Loans
Original Appraised Value	4	53	7.55%
Original CLTV Ratio Percent	2	53	3.77%
Original Standard LTV (OLTV)	1	53	1.89%
Prepayment Penalty Term Months	1	53	1.89%
Rate Adjustment Initial Cap Percent	3	53	5.66%
Rate Adjustment Subsequent Cap Percent	3	53	5.66%
Sales Price (Settlement Statement)	13	53	24.53%
Subsequent Rate Adjustment Frequency	3	53	5.66%

ADDITIONAL LOAN POPULATION SUMMARY (53 Mortgage Loans)

Amortization Type	# Loans	% of Loans	Original Balance	% of Original Balance
Fixed	50	94.34%	$29,078,977.00	95.01%
ARM	3	5.66%	$1,526,000.00	4.99%
Total	53	100.00%	$30,604,977.00	100.00%

Lien Position	# Loans	% of Loans	Original Balance	% of Original Balance
1	53	100.00%	$30,604,977.00	100.00%
Total	53	100.00%	$30,604,977.00	100.00%

Loan Purpose	# Loans	% of Loans	Original Balance	% of Original Balance
Cash Out: Other/Multi -Purpose/Unknown	10	18.87%	$6,488,200.00	21.20%
First Time Home Purchase	16	30.19%	$7,372,277.00	24.09%
Other than first time Home Purchase	24	45.28%	$15,392,400.00	50.29%
Rate/Term Refinance - Lender initiated	3	5.66%	$1,352,100.00	4.42%
Total	53	100.00%	$30,604,977.00	100.00%

Original Amortization Term	# Loans	% of Loans	Original Balance	% of Original Balance
360 Months	53	100.00%	$30,604,977.00	100.00%
Total	53	100.00%	$30,604,977.00	100.00%

Occupancy	# Loans	% of Loans	Original Balance	% of Original Balance
Investor	53	100.00%	$30,604,977.00	100.00%
Total	53	100.00%	$30,604,977.00	100.00%

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